AMENDMENT TO STOCK PURCHASE AGREEMENT

THIS AMENDMENT (“Agreement”) is made and entered into this 31st day of March 2015 to a STOCK PURCHASE AGREEMENT (the “Purchase Agreement”), dated as of 31, October 2014, by and among (i) DOVI BRUKER, an individual (“Bruker” or the “Majority Globisens Shareholder”) and the other individuals who have executed this Agreement on the signature page hereof (each a “Minority Globisens Shareholder” and collectively, the “Minority Globisens Shareholders”); (ii) GLOBISENS LTD., a corporation organized under the laws of the State of Israel (“Globisens” or the “Company”); and (iii) BOXLIGHT CORPORATION (formerly, LOGICAL CHOICE CORPORATION, a Nevada corporation (“LCC” or the “Buyer”).

1. Section 1.5(a) of the Purchase Agreement is deleted in its entirety and is replaced by the following Section 1.5(a):

1.5 Closing.

(a) Time and Place of the Closing; Buyer IPO. The closing of this Agreement and the transactions contemplated hereby (the “Closing”) shall take place on a date (the “Closing Date”) shall be immediately following the Buyer’s consummation of its initial public offering on The NASDAQ Stock Market or the NYSE:American Stock Exchange of Buyer Common Stock (the “Buyer IPO”) pursuant to a registration statement on Form S-1 (the “Registration Statement”) that is declared effective by the United States Securities and Exchange Commission (“SEC”). The Closing shall take place at the offices of the counsel to the Buyer or remotely via the exchange of documents and signatures as the Buyer and the Globisens Shareholders mutually agreed upon, in writing. Notwithstanding the foregoing, the Closing Date shall occur on or before June 30, 2015 (the “Outside Closing Date”), unless such Outside Closing Date shall be extended by mutual written agreement of Representative and the Buyer.

2. All references in the Purchase Agreement to the Outside Closing Date shall mean June 30, 2015.

3. For the avoidance of doubt, it is hereby clarified that Buyer irrevocably assumes any and all liabilities, obligations and all actions to be taken by Boxlight Corporation (formerly, Logical Choice Corporation), according to the Purchase Agreement as if Buyer executed the Purchase Agreement as of October 31, 2014.

4. Except as amended by this Agreement all of the terms and conditions of the Purchase Agreement shall remain in full force and effect and are incorporated herein by this reference as though more fully set forth herein at length.

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Signature page follow

IN WITNESS WHEREOF, the Parties have caused their duly authorized representatives to execute this Agreement on the date first above written.

Buyer:	BOXLIGHT CORPORATION
(formerly, Logical Choice Corporation)

	By:	/s/ Mark Elliott
	Name:	Mark Elliott
	Title:	Chief Executive Officer

Globisens Shareholders:

/s/ Dovi Bruker
DOVI BRUKER

/s/ Benjamin Kaufman
BENJAMIN KAUFMAN

/s/ Alejandro Jose Merikanskas Halpern
ALEJANDRO JOSE MERIKANSKAS HALPERN

/s/ Arturo Leon Merikanskanskas Halpern
ARTURO LEON MERIKANSKANSKAS HALPERN

/s/ Judith Anat Herzog
JUDITH ANAT HERZOG

The Company:	GLOBISENS LTD.

	By:	/s/ Dovi Bruker
	Name:	Dovi Bruker
	Title:	CEO